                                                                    EXHIBIT 23.2
                                                CONSENT OF DELOITTE & TOUCHE LLP





         We consent to the use in this Registration Statement of Internet America, Inc. on Form SB-2 of our report dated August 13, 1999, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP


Dallas, Texas
January 21, 1999